Label	Element	Value
Gurtin California Municipal Value Fund
Risk/Return:	rr_RiskReturnAbstract
Risk/Return [Heading]	rr_RiskReturnHeading	Gurtin California Municipal Value Fund
Strategy [Heading]	rr_StrategyHeading	Principal Investment Strategies
Strategy Narrative [Text Block]	rr_StrategyNarrativeTextBlock

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal instruments the income from which is exempt from both federal and California state income taxes, which includes municipal instruments of obligors located outside of the State of California so long as such securities are exempt from both federal and California state income taxes. This policy is a fundamental policy of the Fund and may not be changed without the approval of a majority of the outstanding shares of the Fund. For shareholders subject to the alternative minimum tax, a portion of the Fund's distributions may not be exempt from federal income tax. In addition, the Fund will only invest in instruments that meet its credit quality standards (i.e., instruments that the Adviser has determined to be of at least equivalent quality as obligations that are rated in the Baa rating category or above by Moody's Investors Services, Inc. ("Moody's"), or in the BBB rating category or above by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch")). Although ratings by credit rating agencies are considered, the Adviser primarily relies on its internal research and the ratings it assigns to particular obligors of municipal obligations when assessing an obligor's credit quality.

The Fund's investments may include fixed or floating rate general obligation bonds and notes, lease revenue bonds, revenue bonds and notes, and zero coupon securities. The Fund may buy securities on a when-issued basis. The Fund may, at times, invest more than 25% of its net assets in municipal instruments the principal and interest payments of which are paid by obligors located in a single state (in addition to California).

The Fund may invest the remainder of its assets in U.S government and agency securities, including Treasury bills, bonds, notes, and other obligations issued or guaranteed by the U.S. Treasury or its agencies or instrumentalities, and certain cash and cash equivalents, including cash sweep vehicles.

In selecting securities and obligations for the Fund's portfolio, the Adviser applies an ongoing credit research process to determine which municipal instruments it expects to have the potential to generate yield and preserve capital without assuming undue risk. In addition, the Adviser analyzes the Fund's portfolio on an ongoing basis with a review of duration, security structure, yield curve positioning and sector risk. The Adviser generally sells securities due to credit deterioration and in response to client liquidity requests but will also sell securities opportunistically to enhance portfolio yields.

The Fund is a non-diversified fund under the Investment Company Act of 1940, as amended (the "1940 Act"), which means that it may focus its assets in a limited number of obligors.

Strategy Portfolio Concentration [Text]	rr_StrategyPortfolioConcentration	Under normal circumstances, the Fund invests at least 80% of its net assets in municipal instruments the income from which is exempt from both federal and California state income taxes, which includes municipal instruments of obligors located outside of the State of California so long as such securities are exempt from both federal and California state income taxes.